SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant. [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss. 240.14a-12

                                  Anaren, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                            ----------------------------------------------------


(2) Form, Schedule or Registration Statement No.:
                                                 -------------------------------

(3) Filing Party:
                  --------------------------------------------------------------

(4) Date Filed:
                ----------------------------------------------------------------

                                  ANAREN, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 3, 2005

                            -------------------------

To the Holders of the Common Stock of Anaren, Inc.:

      PLEASE TAKE NOTICE, that the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") will be held on November 3, 2005, at 9:00 a.m. Eastern Standard Time at Anaren Ceramics, Inc., 27 Northwestern Drive, Salem, New Hampshire, for the following purposes:

      (1) To elect three Directors to hold office for a term of three years and until their successors have been duly elected;

      (2) To ratify appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2006 fiscal year; and

      (3) To transact such other business as may be properly brought before the Meeting.

      Enclosed is the annual report for the fiscal year ended June 30, 2005, along with a proxy statement and proxy. Shareholders of record as of the close of business on September 12, 2005 will be entitled to notice of and to vote at the Meeting. Your vote is very important and we hope that you will attend the Meeting. However, whether or not you plan to attend the Meeting, please vote by proxy in accordance with the instructions on your proxy card, on your voting instruction form (from your bank or broker), or that you received through electronic mail. There are three convenient ways of submitting your vote:

      o Voting by telephone - You can vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

      o Voting by the Internet - You can also vote via the Internet by visiting the web site noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

      o Voting by mail - If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

      If you vote by telephone or Internet, you do not need to return your proxy card. Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

                                              By Order of the Board of Directors

                                              David M. Ferrara
Dated: September 19, 2005                     Secretary and General Counsel
       East Syracuse, New York

                                  ANAREN, INC.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                            -------------------------

      This Proxy Statement is being mailed on or about September 19, 2005, to the Shareholders of Anaren, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Shareholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on November 3, 2005 at 9:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

      If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) filing written notice of such revocation with the Secretary of the Meeting. The proposals described in this Proxy Statement will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for Director named herein, and for ratification of the appointment of the Company's independent registered public accounting firm.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on September 12, 2005, the record date stated in the accompanying Notice, the Company had outstanding 17,320,403 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 8,660,202 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class of voting stock outstanding other than the Common Stock.

      Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company as of September 12, 2005 (except as otherwise indicated).

                                         Number of Shares
       Name and Address                  of Common Stock
      of Beneficial Owner              Beneficially Owned(1)    Percent of Class
      -------------------              ---------------------    ----------------
Kern Capital Management, LLC.........       2,698,500(2)              15.6%
114 West 47th Street
Suite 1926
New York, NY  10036

Dimensional Fund Advisors Inc........       1,522,338(3)               8.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Dalton Greiner Hartman Maher
 & Co., Inc..........................       1,106,428(4)               6.4%
565 Fifth Avenue
Suite 2101
New York, NY 10017

BlackRock, Inc.......................         934,170(5)               5.4%
40 East 52nd Street
New York, NY  10022

(1) Except as otherwise indicated, as of September 12, 2005 all of such shares are owned with sole voting and investment power. Share numbers are based solely on indicated filings.

(2) Based solely on information contained in Form 13F filed with the Securities and Exchange Commission on August 12, 2005, Kern Capital Management, LLC has sole voting power with respect to 2,625,400 shares and sole dispositive power with respect to 2,698,500 shares.

(3) Based solely on information contained in Form 13F filed with the Securities and Exchange Commission on July 21, 2005, Dimensional Fund Advisors Inc. has sole voting power with respect to 1,491,196 shares and sole dispositive power with respect to 1,552,338 shares.

(4) Based solely on information contained in Form 13F filed with the Securities and Exchange Commission on August 12, 2005, Dalton Greiner Hartman Maher & Co., Inc. has sole voting power with respect to 1,089,528 shares and sole dispositive power with respect to 1,106,428 shares.

(5) Based solely on information contained in Form 13F filed with the Securities and Exchange Commission on August 5, 2005, BlackRock, Inc. has sole voting and dispositive power with respect to all shares listed.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information, as of September 12, 2005, with respect to the beneficial ownership of the Company's Common Stock by
(i) each Director and nominee for Director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all Directors and executive officers of the Company as a group.

                                         Number of Shares
         Name and Address                 of Common Stock
      of Beneficial Owner(1)           Beneficially Owned(2)    Percent of Class
      ----------------------           ---------------------    ----------------
Lawrence A. Sala.............                 647,375(3)               3.6%
Carl W. Gerst, Jr............                 637,425(4)               3.6%
Mark P. Burdick..............                  89,700(5)                *
Timothy P. Ross..............                  88,200(6)                *
Gert R. Thygesen.............                 151,780(7)                *
Dale F. Eck..................                  56,000(8)                *
Herbert I. Corkin............                  68,000(9)                *
Dr. David Wilemon............                  30,500(10)               *
Robert U. Roberts............                       0                   *
Matthew S. Robison...........                  43,500(11)               *
James G. Gould...............                  39,330(12)               *
All Directors, Nominees
 and Executive Officers(13)
 as a Group (13 Persons).....               1,962,111(14)             10.7%

----------
*Indicates less than 1%

(1) The business address for each of the named individuals is 6635 Kirkville Road, East Syracuse, New York.

(2) Except as otherwise indicated, as of September 12, 2005 all of such shares are owned with sole voting and investment power.

(3) Includes 10,000 shares owned by Mr. Sala's spouse, 11,068 shares owned by Mr. Sala's children, 541,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options.

(4) Includes 13,500 shares owned by Mr. Gerst's spouse and 109,600 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Includes 72,300 shares which Mr. Burdick has the right to acquire within 60 days pursuant to outstanding stock options.

(6) Includes 80,800 shares which Mr. Ross has the right to acquire within 60 days pursuant to outstanding stock options.

(7) Includes 99,780 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options.

(8) Includes 23,000 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.

(9) Includes 23,000 shares which Mr. Corkin has the right to acquire within 60 days pursuant to outstanding stock options.

(10) Includes 23,000 shares which Dr. Wilemon has the right to acquire within 60 days pursuant to outstanding stock options.

(11) Includes 23,000 shares which Mr. Robison has the right to acquire within 60 days pursuant to outstanding stock options.

(12) Includes 8,000 shares owned by Mr. Gould's spouse and 20,000 shares which Mr. Gould has the right to acquire within 60 days pursuant to outstanding stock options.

(13) Executive Officers category includes the executive officers named individually in the table above and in the Summary Compensation Table on page 11, plus the Company's other executive officers, Joseph E. Porcello (Vice President of Finance and Treasurer) and Amy Tewksbury (Vice President of Human Resources).

(14) Includes 1,097,160 shares which all Directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

The Company's policy governing transactions in its securities by directors, officers and employees permits such persons to enter into trading plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Messrs. Lawrence A. Sala and Carl W. Gerst, Jr. have each entered into a trading plan in accordance with Rule 10b5-1. The Company anticipates that, as permitted by Rule 10b5-1, other officers, directors and employees may establish trading plans in the future. The Company undertakes no obligation to update or revise the information provided herein, including for revision or termination of an established trading plan, except to the extent required by law.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

      The first item to be acted upon at the Meeting is the election of three Directors to hold office for terms of three years and until their respective successors shall have been duly elected and qualified. The nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected Directors.

      The Board of Directors unanimously recommends election of the three nominees listed below. The shares represented by all proxies in proper form which are received by the Board prior to the election of Directors at the Meeting will be voted "FOR" the nominees, unless authority is withheld in the space provided on the enclosed proxy. In the event any nominee declines or is unable to serve, it is intended that the shares represented by such proxies will be voted for a successor nominee designated by the Board (or if no other person is so designated, for the remaining nominees). All nominees have indicated a willingness to serve, and the Board knows of no reason to believe that any nominee will decline or be unable to serve if elected. The eight members of the Board (including the nominees for re-election at the Meeting, if elected) are expected to continue to serve on the Board until their respective terms expire.

Certain Information Concerning Nominees and Directors Continuing in Office

      Set forth below is certain information concerning each nominee for Director to be elected at the Meeting and each Director of the Company whose term of office continues after the Meeting. The information has been furnished to the Company by such persons.

           Name, Age, Nature of
           Positions and Offices                    Year First                         Principal Occupation,
           Held with the Company                 Became Director                Experience and Other Directorships
           ---------------------                 ---------------                ----------------------------------
Nominees for Terms to Expire at
  Annual Meeting in 2008:

Lawrence A. Sala, 42..................                1995                 Mr.  Sala  joined  the  Company  in 1984  and
President, Chief Executive                                                 worked in various  engineering  and marketing
Officer and Chairman                                                       positions  until  becoming  President  and  a
                                                                           Director of the Company in May 1995. Mr. Sala
                                                                           has served as Chief  Executive  Officer since
                                                                           September 1997, and has served as Chairman of
                                                                           the Board since  November 2001. Mr. Sala is a
                                                                           member of the Boards of Directors of Carlisle
                                                                           Companies, Incorporated and Syracuse Research
                                                                           Corporation.

Robert U. Roberts, 67.................                2005                 Mr.  Roberts  was elected to the Board by the
Director                                                                   Directors in  September  2005. Mr. Roberts is
                                                                           a 20 year Air Force  veteran  with  extensive
                                                                           experience     contracting    with    various
                                                                           government  defense agencies.  Mr. Roberts is
                                                                           the President and Chief Executive  Officer of
                                                                           Syracuse     Research     Corporation,      a
                                                                           not-for-profit   independent   research   and
                                                                           development       organization      providing
                                                                           environmental science, operation integration,
                                                                           and  information  and   systems    technology
                                                                           services and  support  to  the  Department of
                                                                           Defense and other government agencies.


           Name, Age, Nature of
           Positions and Offices                    Year First                         Principal Occupation,
           Held with the Company                 Became Director                Experience and Other Directorships
           ---------------------                 ---------------                ----------------------------------
Dr. David Wilemon, 68.................                1997                 Dr. Wilemon has been a Professor of Marketing
Director                                                                   and  Innovation  Management  at the  Syracuse
                                                                           University  School of Management  since 1966.
                                                                           He has also  served as Director of the Snyder
                                                                           Innovation    Management   Program   at   the
                                                                           University  since 1980 and as  Co-Director of
                                                                           the Entrepreneurship and Emerging Enterprises
                                                                           Program there, since 1993. Dr. Wilemon is the
                                                                           Chairman of the Board's  Nominating/Corporate
                                                                           Governance  Committee  and also serves on the
                                                                           Compensation Committee.

Directors Continuing in Office:

Terms expiring at Annual
  Meeting in 2006

Dale F. Eck, 62.......................                1995                 Mr. Eck was Vice  President  of  Finance  and
Director                                                                   Treasurer of The Entwistle Company, a defense
                                                                           contractor, from 1978 until his retirement in
                                                                           February  1997.  Mr. Eck has also served as a
                                                                           Director of The Entwistle  Company since 1978
                                                                           and  continues  to serve that company in such
                                                                           capacity.   Mr.   Eck   provided   consulting
                                                                           services  to  the  Company  from  March  1997
                                                                           through October 2002. Mr. Eck is the Chairman
                                                                           of  the  Board's  Audit  Committee  and  also
                                                                           serves on the Compensation  Committee. In the
                                                                           opinion of the Audit Committee and the Board,
                                                                           Mr. Eck has the  requisite  experience  to be
                                                                           designated  as a  "financial  expert" as that
                                                                           term is defined by the  Sarbanes-Oxley Act of
                                                                           2002

Carl W. Gerst, Jr., 68................                1968                 Mr. Gerst is a co-founder  of the Company and
Chief Technical Officer,                                                   has been  actively  engaged in the  Company's
Vice Chairman                                                              business  since  its  founding  in 1967.  Mr.
                                                                           Gerst served as Executive Vice President from
                                                                           the Company's founding until May 1995 when he
                                                                           became  Chief  Technical   Officer  and  Vice
                                                                           Chairman of the Board.  Mr.  Gerst  served as
                                                                           Treasurer  from  May  1992  through  November
                                                                           2001.


           Name, Age, Nature of
           Positions and Offices                    Year First                         Principal Occupation,
           Held with the Company                 Became Director                Experience and Other Directorships
           ---------------------                 ---------------                ----------------------------------
James G. Gould, 47 ...................                2003                 Mr.  Gould is a co-founder  and  President of
Director                                                                   Alesco   Advisors,   LLC,  a  SEC  registered
                                                                           investment  company based in  Pittsford,  New
                                                                           York. Prior to founding Alesco, Mr. Gould was
                                                                           President of Clover Capital Management, Inc.,
                                                                           a SEC registered investment company, where he
                                                                           currently serves as a Director.  Mr. Gould is
                                                                           a  certified  public  accountant,  with prior
                                                                           experience  as an  audit  and tax  accountant
                                                                           with Peat,  Marwick & Mitchell.  Prior to Mr.
                                                                           Gould's  election  to the  Board  in  January
                                                                           2003,  Alesco  Advisors  received  a fee  for
                                                                           managing  the   Company's   Defined   Benefit
                                                                           Pension  Plan   assets.   Mr.  Gould  is  the
                                                                           Chairman   of   the   Board's    Compensation
                                                                           Committee  and also  serves  on the Audit and
                                                                           Nominating/Corporate Governance Committees.

Terms Expiring at Annual
  Meeting in 2007:

Herbert I. Corkin, 83.................                1989                 Mr.  Corkin has been Chairman of the Board of
Director                                                                   The Entwistle Company, a defense  contractor,
                                                                           since  1959.  Mr.  Corkin  also served as the
                                                                           President of The Entwistle  Company from 1959
                                                                           through  December  1993 and has served as its
                                                                           Chief Executive  Officer since December 1993.
                                                                           Mr.   Corkin  is  a  member  of  the  Board's
                                                                           Compensation Committee.

Matthew S. Robison, 44................                1999                 Mr. Robison has been Senior Vice President of
Director                                                                   Ferris,   Baker  Watts   Incorporated   since
                                                                           January 1999. Mr. Robison  previously  served
                                                                           as a General  Partner  and  Analyst  of Botti
                                                                           Brown  Asset  Management  from  January  1997
                                                                           until January 1999, and as Vice President and
                                                                           Analyst  for   Montgomery   Securities   from
                                                                           October 1994 until January 1997.  Mr. Robison
                                                                           is the Company's  Lead  Independent  Director
                                                                           and is also a member of the Board's Audit and
                                                                           Nominating/Corporate Governance Committees.


            BOARD COMPOSITION, MEETINGS, COMMITTEES, AND COMPENSATION

Independence; Meeting Attendance

      The Company's Board of Directors is comprised of all independent Directors except for Messrs. Sala and Gerst who are employees of the Company. Specifically, the Board has determined that Directors Herbert I. Corkin, Dale F. Eck, James G. Gould, Robert U. Roberts, Matthew S. Robison and Dr. David Wilemon (who collectively comprise 75% of the Board) are each "independent" as defined by the Nasdaq Listing Standards. The Independent Directors regularly meet in executive session at which employee directors are not present. During the Company's last fiscal year, the Board of Directors held seven meetings. No current Director attended fewer than 75% of the aggregate number of meetings of the Board and of any Committees on which he served during such period. The Company encourages all Directors to attend each annual meeting of Shareholders. All of the then seven incumbent Directors attended the Company's last annual meeting of Shareholders held on November 4, 2004.

Corporate Governance Matters

      Our Company's business is operated by the guiding principles of honesty and integrity. Anaren's Code of Ethics and Business Conduct ("Code of Conduct"), which has been in place since August 2002 and may be viewed at the Company's website (www.anaren.com), establishes ethical policies by which the Board of Directors, officers and every employee conducts the daily operation of the Company. Anaren's Code of Conduct is reviewed with every Company employee to help ensure that all employees remain dedicated to Anaren's founding principles of honesty and integrity. The Board's Nominating/Corporate Governance Committee reviews corporate governance developments and recommends modifications to the Company's Code of Conduct and various committee charters as appropriate. Consistent with this review, the Board adopted a Statement of Corporate Governance Guidelines And Principles ("Governance Guidelines") in February 2005, which provides an overview of the Company's corporate governance philosophy and a summary of the Board's responsibilities and duties regarding its oversight of the Company. The Company's Governance Guidelines also identify the Company's key policies, including the Code of Conduct. The Board also adopted a Disclosure Committee Charter in August 2004 to formalize the procedures of the Company's Disclosure Committee that has been in place since the beginning of fiscal year 2004. The purpose of the Disclosure Committee is to help ensure that the Company's disclosure controls and procedures are effective and that public disclosures  are  materially  accurate,  timely  and  complete.  A  copy  of the
Disclosure Committee Charter is available at the Company's website at www.anaren.com.

      In  a  continuous   effort  to  stay   abreast  of  corporate   governance
developments, the Board encourages its members and the Company's Corporate Secretary to attend director education programs. During fiscal 2005, Board members Eck and Robison, together with the Company's Corporate Secretary, attended corporate governance programs.

Committees

      Audit Committee. The Company's Audit Committee consists of Dale F. Eck, Chairman, James G. Gould and Matthew S. Robison, each of whom the Board has determined to be "independent" as defined by the Sarbanes-Oxley Act and the Nasdaq Listing Standards. In the opinion of the Board the Audit Committee's Chairman, Dale F. Eck, meets the definition of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The function of the Audit Committee is to monitor the quality and integrity of the Company's accounting, auditing and financial reporting practices, and to review the Company's annual audit with management and the Company's independent registered public accounting firm. The Audit Committee is also responsible for monitoring the independence and performance of the Company's independent registered public accounting firm, and for providing an avenue of communication among the independent registered public accounting firm, management, employees, and the Board of Directors. During the fiscal year ended June 30, 2005, the Audit Committee held eight regular meetings and several additional meetings in connection with the Company's review, assessment and certification of the effectiveness of its internal controls. The Audit Committee has adopted a written charter, which was last amended on August 10, 2004, setting forth its composition and responsibilities. A copy of the Audit Committee Charter is available at the Company's website at www.anaren.com.

      Compensation Committee. The Company's Compensation Committee consists of James G. Gould, Chairman, Herbert I. Corkin and Dr. David Wilemon. The Board has determined that each of the Compensation Committee's members is "independent" as defined by the Nasdaq Listing Standards. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 2005, the Compensation Committee held 6 meetings. The Compensation Committee has adopted a written charter setting forth its composition and responsibilities. A copy of the Compensation Committee Charter is available at the Company's website at www.anaren.com.

      Nominating and Corporate Governance Committee. The Company's Nominating and Corporate Governance Committee consists of Dr. David Wilemon, Chairman, James G. Gould, and Matthew S. Robison, each of whom the Board has determined is "independent" as defined by the Nasdaq Listing Standards. The functions of the Nominating and Corporate Governance Committee are to make recommendations to the Board for nominees to serve as Directors, to strengthen the Board's oversight of management, to develop and implement the Company's corporate governance guidelines, and to monitor a process to assess the Board's effectiveness. The Nominating and Corporate Governance Committee will consider written recommendations from Shareholders for nominees to serve on the Board that are sent to the Secretary of the Company at the Company's main office. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers, among other factors, the entirety of each candidate's credentials and whether the candidate possesses the following characteristics:

      o     Impeccable personal character

      o     Demonstrated achievement in his or her professional field

      o Broad professional experience relevant to Anaren's current and likely future business

      o Skill set that complements Anaren's current Board and senior management team

      o Demonstrated leadership abilities including team building, mentoring and effective communication

      o     Fundamental understanding of basic financial accounting statements

      o Demonstrated ability to foster investor, employee and customer confidence

      o     Demonstrated enthusiasm for Anaren's mission

      o Demonstrated experience managing a business, or educational or other not-for profit entity

      o Commitment to maintaining a responsible employer presence in the communities in which Anaren operates

      The Committee also considers a candidate's projected effectiveness as a Director in conjunction with the full Board in collectively serving the long-term interests of the Shareholders. In addition, prior to nominating an existing Director for re-election to the Board, the Committee and the Board consider and review, among other relevant factors, the existing Director's meeting attendance and performance, length of Board service, ability to meet regulatory independence requirements, and the experience, skills and contributions that the Director brings to the Board. During the fiscal year ended June 30, 2005, the Nominating and Corporate Governance Committee held five meetings. The Nominating and Corporate Governance Committee has adopted a written charter setting forth its composition and responsibilities. A copy of the Nominating and Corporate Governance Committee Charter is available at the Company's website at www.anaren.com.

Compensation of Directors

      Directors who are employees of the Company receive no additional compensation for serving as Directors. The Company currently pays each Director who is not an employee $16,000 per year plus $1,000 for each meeting attended, and also pays the Chairperson of the Audit Committee an annual fee of $10,000, and the Chairpersons of both the Compensation and Nominating/Corporate Governance Committees an annual fee of $4,000. In addition, members of the Audit Committee, except for the Chairperson, receive an annual fee of $5,000, and members of the Compensation Committee and the Nominating/Corporate Governance Committee, except for the respective Chairpersons, receive an annual fee of $2,000. The Company also reimburses each Director for the reasonable expenses incurred in attending meetings of the Board of Directors. In addition, non-employee Directors are eligible to receive awards under the Anaren, Inc. Comprehensive Long-Term Incentive Plan. In fiscal 2005, each non-employee Director received an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $12.05 per share (the fair market value of the underlying Common Stock on the date of grant). Each such option becomes exercisable in three equal annual installments, beginning on the first anniversary of the grant.

Communication with Directors

      Shareholders may communicate directly with the Board of Directors of the Company by sending correspondence to the address shown below. If a Shareholder desires to communicate with a specific Director, the correspondence should be addressed to that Director. The receipt of any such correspondence addressed to the Board of Directors and the nature of its contents will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific Director will be delivered to the Director promptly after receipt by the Company. The Director will review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board of Directors at its next meeting, so that the appropriate action, if any, may be taken.

         Correspondence should be addressed to:

                    [Name of Director or Board of Directors]
                              c/o David M. Ferrara
                          Secretary and General Counsel
                                  Anaren, Inc.
                               6635 Kirkville Road
                          East Syracuse, New York 13057

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain information with respect to compensation, received in all capacities in which they served for the fiscal years ended June 30, 2003, June 30, 2004 and June 30, 2005, for the Company's Chief Executive Officer and each of the four other most highly compensated officers during the most recent fiscal year.

                           Summary Compensation Table

                                                                          Long-Term
                                                                        Compensation
                                                     Annual             ------------
                                                  Compensation           Securities
                                            ----------------------       Underlying              All Other
          Name and                           Salary         Bonus        Options (1)          Compensation (2)
     Principal Position          Year          ($)           ($)             (#)                    ($)
     ------------------          ----       --------      --------       -----------          ----------------
Lawrence A. Sala                 2005       $330,000      $170,511          60,000                $34,044
President, Chief Executive       2004        300,000       285,000          50,000                 32,910
Officer and Chairman             2003        300,000             0          50,000                 30,444

Carl W. Gerst, Jr.               2005        250,000             0          20,000                 42,240
Chief Technical                  2004        250,000             0          20,000                 48,971
Officer and Vice                 2003        225,000        25,000          20,000                 45,794
Chairman

Mark P. Burdick                  2005        161,000        17,444          20,000                 13,733
Vice President and               2004        155,000        65,875          20,000                 13,210
General Manager                  2003        155,000             0          20,000                 13,248

Timothy P. Ross                  2005        158,000        46,073          20,000                 15,488
Vice President,                  2004        150,000        63,750          20,000                 13,496
Business Development             2003        150,000             0          20,000                 12,389

Gert R. Thygesen                 2005        154,000        43,636          22,000                 13,363
Vice President, Technology       2004        145,000        65,250          22,500                 12,688
                                 2003        145,000             0          20,000                 12,688


(1) The table reflects the number of shares which are subject to incentive stock options granted pursuant to the Company's Comprehensive Long-Term Incentive Plan.

(2) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan in the amount of $6,534 for Mr. Sala, $6,630 for Mr. Gerst, $5,758 for Mr. Burdick, $7,688 for Mr. Ross, and $5,775 for Mr. Thygesen in 2005; contributions to a non-qualified deferred compensation plan covering the named executives in the amount of $16,125 for Mr. Sala, $12,500 for Mr. Gerst, $7,975 for Mr. Burdick, $7,800 for Mr. Ross and $7,588 for Mr. Thygesen in 2005; and reimbursement for premiums on life insurance policies owned by Messrs. Sala and Gerst in the amount of $11,385 and $23,110, respectively, in 2005.

Fiscal Year Option Grants

      The following table sets forth certain information regarding options granted by the Company during fiscal year 2005 to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options.

                                                                                                   Potential Realizable Value
                        Number of                                                                    at Assumed Annual Rates
                       Securities       Percent of Total                                          of Stock Price Appreciation
                       Underlying       Options Granted                                           ----------------------------
                        Options         to Employees in      Exercise or       Expiration               for Option Term(1)
       Name             Granted           Fiscal Year     Base Price ($/sh)       Date               5%($)            10%($)
       ----             -------           -----------     -----------------       ----               -----            ------
Lawrence A. Sala ....   60,000               16.64 %          $ 12.05           8/30/2014         $ 454,691      $ 1,152,276
Carl W. Gerst, Jr. ..   20,000                5.55              12.05           8/30/2014           151,564          384,092
Mark P. Burdick .....   20,000                5.55              12.05           8/30/2014           151,564          384,092
Timothy P. Ross .....   20,000                5.55              12.05           8/30/2014           151,564          384,092
Gert R. Thygesen ....   22,000                6.10              12.05           8/30/2014           166,720          422,501


----------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

      The following table sets forth certain information for the named executive officers with respect to (i) stock options exercised in fiscal year 2005, (ii) the number of stock options held at the end of fiscal year 2005, and (iii) the value of in-the-money stock options at the end of fiscal year 2005.

                                                                 Number of Securities                     Value of
                                                                Underlying Unexercised            Unexercised In-the-Money
                             Shares                          Options at June 30, 2005(#)       Options at June 30, 2005(1)($)
                          Acquired on        Value        -----------------------------------  -------------------------------
      Name                Exercise (#)    Realized ($)    Exercisable           Unexercisable    Exercisable   Unexercisable
      ----                ------------    ------------    -----------           -------------    -----------   -------------
Lawrence A. Sala .......     2,000          $21,680        490,000                 168,000       $2,408,396       $175,200
Carl W. Gerst, Jr. .....         0                0         91,200                  60,800           73,130         65,680
Timothy P. Ross ........         0                0         64,600                  56,400          121,302         65,680
Mark P. Burdick ........         0                0         56,100                  56,400           95,662         65,680
Gert R. Thygesen .......    42,000          478,170         83,160                  59,440          350,858         67,880


----------
(1) Amount represents the difference between the aggregate exercise price of the options and a $13.15 per share market price of the underlying Common Stock on June 30, 2005.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information about shares of the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 30, 2005.

                                          (a)                        (b)                          (c)
                              --------------------------    --------------------    -------------------------------
                                                                                     Number of securities remaining
                              Number of securities to be      Weighted average       available for future issuance
                                issued upon exercise of      exercise price of      under equity compensation plans
                                 outstanding options,       outstanding options,    (excluding securities reflected
       Plan Category             warrants and rights        warrants and rights              in column (a))
       -------------             -------------------        -------------------              --------------
Equity compensation plans
approved by security
holders(1)                           2,782,780(3)                   $14.73                     1,652,318(4)

Equity compensation plans
not approved by security
holders(2)                              N/A                           N/A                         N/A

Total                                2,782,780                      $14.73                     1,652,318


----------

(1)   Consists of the Anaren, Inc. Comprehensive Long-Term Incentive Plan.

(2) The Company does not maintain any equity compensation plans that were not approved by security holders.

(3) Consists of options to purchase 2,782,780 shares of Common Stock issued under the Anaren, Inc. Comprehensive Long-Term Incentive Plan.

(4) Consists of shares available for future issuance under the Anaren, Inc. Comprehensive Long-Term Incentive Plan.

      As of September 12, 2005, the Company had outstanding options, rights and warrants with respect to 3,141,320 shares of Common Stock with a weighted average exercise price of $14.68 per share, all of which were issued pursuant to the shareholder-approved Anaren, Inc. Comprehensive Long-Term Incentive Plan. As of September 12, 2005 there remained available for issuance under the Plan a total of 1,279,918 shares of Common Stock.

Pension Plan

      The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 21 who have completed one year of service and were hired on or before August 15, 2000. Effective August 15, 2000, the Company amended the Pension Plan, and as a result, employees hired or rehired by the Company after August 15, 2000 are not eligible to participate in or to accrue benefits under the Pension Plan. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $245,059 for fiscal 2005.

      The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula.

                               PENSION PLAN TABLE

    Final
Average Annual                               Estimated Annual Pension Payable
 Compensation                               Based on Years of Service Indicated
------------------------------------------------------------------------------------------------
                   15 Years        20 Years          25 Years         30 Years          35 Years
                   --------        --------          --------         --------          --------
   $100,000        $11,250         $15,000           $18,750          $22,600           $26,250
    125,000         14,063          18,750            23,438           28,125            32,813
    150,000         16,875          22,500            28,125           22,750            39,375
    175,000         19,688          26,250            32,813           39,375            45,938
    200,000         22,500          30,000            32,500           45,000            52,500
    225,000         23,625          31,500            39,375           47,250            55,125
    250,000         23,625          31,500            39,375           47,250            55,125
    275,000         23,625          31,500            39,375           47,250            55,125
    300,000         23,625          31,500            39,375           47,250            55,125
    325,000         23,625          31,500            39,375           47,250            55,125
    350,000         23,625          31,500            39,375           47,250            55,125
    375,000         23,625          31,500            39,375           47,250            55,125


      Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement and was employed on or before August 15, 2000 is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

      A. 0.60% of average of highest five consecutive years compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

      B.    0.75% of compensation for each year of Benefit Service thereafter;

but not less than the accrued benefit under the prior plan at June 30, 1992.

      Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under the Internal Revenue Code, the maximum annual benefit payable at age 65 is $170,000 for 2005. The maximum compensation that could be considered for all participants, including Messrs. Sala, Gerst, Burdick, Ross and Thygesen is $210,000 for 2005. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

      The credited years of service as of June 30, 2005 under the Pension Plan for each of Messrs. Sala, Gerst, Burdick, Ross and Thygesen are 21, 38, 25, 23 and 24, respectively.

Management Incentive Plan

      The Company maintains individual management incentive plans (collectively, the "Incentive Plan") designed to provide a meaningful annual financial incentive to management employees to reward them for their contribution toward the Company's growth, profitability and business development. Eligibility in the Incentive Plan is limited to key members of management who, because of their position, have the ability to substantially impact the profitability and overall success of the Company. Individual participants in the Incentive Plan are selected by the President and CEO on an annual basis, subject to approval of the Compensation Committee and the Board of Directors.

      Under  the  Incentive  Plan,   each   participant  has  a  "target"  bonus
opportunity in an amount equal to a specified percentage of his or her base salary. Awards under the Incentive Plan are based on corporate, functional and individual performance measured against pre-established targeted goals. Corporate performance goals, which are set by the President and CEO and are subject to approval by the Compensation Committee and the Board, are based on factors including but not limited to earnings, revenue, bookings and other targets. Functional and individual performance goals are based on each participant's functional responsibilities, and are jointly established by the Company and the participant prior to the beginning of the fiscal year. For participants who are officers of the Company, corporate performance goals must carry a weighting of at least 50% of the total incentive opportunity and certain corporate performance goals must be attained to receive any bonus payment.

      Bonus payments under the Incentive Plan are made on or about August 1st following the end of the fiscal year for which the bonus is earned. Bonus amounts reflected in the Summary Compensation Table on page 11 for Messrs. Sala, Burdick, Ross and Thygesen represent amounts awarded pursuant to the Incentive Plan. Mr. Gerst does not participate in the Incentive Plan.

Certain Agreements with Executive Officers

      Employment Agreement with Lawrence A. Sala. The Company has an employment agreement dated July 1, 2001 with Lawrence A. Sala, President and Chief
Executive Officer of the Company, providing for Mr. Sala's employment as President and Chief Executive Officer until June 30, 2006 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $300,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonus opportunity pursuant to the Incentive Plan and participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement upon Mr. Sala's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Sala's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Sala's employment with the Company is terminated by the Company for reasons other than for cause, death or disability, or by Mr. Sala for "good reason" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) three years' base salary at such date, plus $450,000 in lieu of incentive bonus payments, or (ii) Mr. Sala's base salary for the balance of the term of the agreement. The Company must also defray certain costs associated with obtaining new employment and relocation in connection with such termination and, as in the case of termination due to death or disability, must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In addition, if the termination occurs as a result of a "Change in Control" (as defined in the agreement), the Company must offer to retain Mr. Sala as an independent contractor consultant for a period of 12 months at an annual consulting fee equivalent to his base salary as in effect on the date of termination, with fringe benefits during the 12 month consulting period, and must treat as immediately exercisable and disposable all unexpired stock options and shares of restricted stock previously granted to him by the Company.

      In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr. Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to three years' base salary at such date, plus $150,000 for each of the three ensuing fiscal years in lieu of incentive bonus payments.

      Employment Agreement with Carl W. Gerst, Jr. The Company has entered into an employment agreement dated February 14, 2004 with Carl W. Gerst, Jr., Chief Technical Officer and Vice Chairman of the Board of the Company, providing for Mr. Gerst's employment as Chief Technical Officer until June 30, 2007 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $250,000, or such greater amount as the Board of Directors may determine, plus participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Gerst's death and the Company may terminate the agreement upon Mr. Gerst's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Gerst's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Gerst's employment with the Company is terminated by the Company other than for cause, death or disability, by Mr. Gerst for "good reason" (as defined in the agreement), or due to a "Change in Control" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Gerst in an amount equal to the greater of (i) three years' base salary at such date, or (ii) Mr. Gerst's base salary for the balance of the term of the agreement. In addition, the Company must treat as immediately exercisable all unexpired stock options previously granted to him by the Company.

      In the event that Mr. Gerst's employment continues for the entire term of the agreement and the Company and Mr. Gerst are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Gerst in an amount equal to three years' base salary at such date.

      Change in Control  Agreements with Mark P. Burdick,  Timothy P. Ross, Gert
R. Thygesen, Joseph E. Porcello and Amy Tewksbury. The Company also has change of control agreements dated March 15, 2002 with Messrs. Burdick, Ross, Porcello and Thygesen, and dated August 8, 2002 with Ms. Tewksbury. The agreements provide that in the event the employee's employment with the Company ceases for reasons other than voluntary resignation or for "cause" within one year following a "change of control" (as the foregoing terms are defined in the agreement), the Company must pay the employee a severance benefit equal to his or her base annual salary, plus the incentive bonus paid to the employee in the year previous to the year in which the change of control occurs. In addition, the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to the employee by the Company, and must permit the employee to continue to participate in applicable Company benefit plans for the period during which he or she is receiving severance payments.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee recommends to the Board of Directors the compensation to be paid to the Company's executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance including leadership performance, and creation of Shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long-term results.

      In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary, performance based bonuses, stock option grants and occasionally restricted stock awards. Option grants have been made pursuant to the Company's Comprehensive Long-Term Incentive Plan and its constituent predecessor plans, and restricted stock awards have been made pursuant to the Company's Guidelines for Grants of Restricted Stock Awards. The Company's Comprehensive Long-Term Incentive Plan, which was approved by the Shareholders at the 2004 Annual Meeting, provides for additional types of incentive based awards (such as stock appreciation rights) that may be used from time to time as additional components of the Company's executive compensation program.

      Salaries and incentive bonuses for executive officers are based on individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends, the Committee reviews compensation data from other comparable public companies in the wireless and satellite communications and defense electronics markets. The salary trend data used represents companies whose size and performance with respect to revenue, earnings per share and other factors are similar to those of the Company. In addition, the Committee periodically (most recently in May 2004) engages the services of an executive compensation expert. The Company's objective is to continue to try to maintain an executive compensation program that will attract, motivate and retain the brightest, most innovative and highest level of executive leadership possible. In the Committee's view, the Company's executive officer salaries and incentive compensation plans are positioned consistent with industry averages and the philosophy stated above.

      Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its Shareholders.

      The members of the Compensation Committee are James G. Gould, Chairman, Herbert I. Corkin, and Dr. David Wilemon.

Stock Ownership Guidelines

      The Compensation Committee believes that Directors, officers and senior management should have a meaningful ownership interest in the Company to better align their interests with the long-term interests of Shareholders. As a result, in 2004 the Compensation Committee recommended, and the Board approved, the following Stock Ownership Guidelines for Directors, officers and senior management of the Company.

         Position                   Multiple                  Time to Attain
         --------                   --------                  --------------

         President & CEO            3X Base Salary               48 months
         Other Officers and         2X Base Salary               48 months
           Senior Management
         Outside Directors          8X Annual Board              48 months
                                      Retainer Fee

      The Stock Ownership Guidelines contemplate attainment of the specified levels within the stated time period following adoption of the Guidelines or, if later, following commencement of an individual's service with the Company in a position subjecting him or her to the Guidelines. As of June 30, 2005, Mr. Sala and the majority of the Company's officers, senior management and outside Directors have ownership interests sufficient to meet the Stock Ownership Guidelines.

      Performance Graph

      The following performance graph compares the total Shareholder return of the Company's Common Stock to The Nasdaq Stock Market (US) Index and the Nasdaq Electronic Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 2000 and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS*
                AMONG ANAREN, THE NASDAQ STOCK MARKET (US) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

                  [The following information was depicted as a
                      line chart in the printed material.]

                                                        Cumulative Total Return
                                    --------------------------------------------------------------
                                   6/30/00    6/30/01     6/30/02    6/30/03    6/30/04    6/30/05
ANAREN, INC.                        100.00     30.48       13.17      14.51      24.90      20.04
NASDAQ STOCK MARKET (U.S.)          100.00     55.50       37.13      31.63      43.05      43.54
NASDAQ ELECTRONIC COMPOENENTS       100.00     47.25       28.39      29.94      39.01      34.73


* $100 INVESTED ON 6/30/00 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

      Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

                                    ITEM TWO

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      During the fiscal year ended June 30, 2005, the firm of KPMG LLP, the Company's independent registered public accounting firm, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Audit Committee also retained KPMG LLP to advise the Company in connection with various other matters as described below.

      The Audit Committee has appointed KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006, subject to ratification of the appointment by the Shareholders. Although Shareholder ratification is not required, the Board of Directors has determined that it would be desirable to request an expression from the Shareholders as to whether or not they concur in this appointment. KPMG LLP has been the Company's principal independent registered public accounting firm for over 30 years and is considered by management to be well qualified. It is anticipated that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement and to answer questions of Shareholders.

Audit and Non-Audit Fees

      The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended June 30, 2005 and 2004:

                                                    2004              2005
                                                    ----              ----
         Audit Fees(1)                            $315,000          $695,000
         Audit-Related Fees(2)                    $ 15,000          $ 17,400
         Tax Fees(3)                              $ 95,353          $150,000
         All Other Fees                           $      0          $      0

----------

(1) For 2005, includes increased fee attributable to attestation as to management's report on internal control.

(2) Includes fees incurred in connection with audits of employee benefits plans.

(3) Includes all professional tax services provided to the Company by KPMG LLP including tax compliance, tax planning and tax advice.

      In accordance with the Company's Audit Committee Charter, the Audit Committee pre-approved 100% of the Audit Fees, 100% of the Audit Related Fees, 100% of the Tax Fees, and 100% of the "All Other" Fees for fiscal year 2005.

Vote Required for Approval

      Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. If the Shareholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

      The Board of Directors recommends that Shareholders vote FOR this Proposal. Proxies solicited by the Board of Directors will be voted in favor of the Proposal unless Shareholders specify otherwise.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In this capacity, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company, in addition to legal and regulatory compliance. The Audit Committee's responsibilities are more fully described in its Charter which is available on the Company's website at www.anaren.com. The Audit Committee is comprised of three Directors who, in the business judgment of the Board of Directors, are independent as defined by the Sarbanes-Oxley Act of 2002 and Rule 4200 of the Nasdaq listing standards. The Audit Committee's chairman, Dale F. Eck, in the opinion of the Committee and the Board, has the requisite experience to be designated as a "financial expert" as that term is defined by the Sarbanes-Oxley Act of 2002.

      In performing its oversight function, the Committee reviewed and discussed the Company's audited, consolidated financial statements as of and for the year ended June 30, 2005 and Management's Annual Report on Internal Control over Financial Reporting with management, which has primary responsibility for the financial statements, and with the Company's independent registered public accounting firm, KPMG LLP, who are responsible for expressing an opinion on the conformity of the consolidated financial statements with generally accepted accounting principles. The discussions included the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures. The Audit Committee also discussed with the Company's senior management and independent registered public accounting firm the process for certifications by the Company's Chief Executive Officer and Vice President of Finance, which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed, discussed with and received regular status reports from KPMG LLP and Fust Charles Chambers LLP (the independent accounting firm engaged by the Company to help the Company document its internal controls over financial reporting) regarding the overall scope and plans for KPMG LLP's audits for fiscal year 2005, including their scope and plans with respect to management's assessment of the effectiveness of internal control over financial reporting and the process for obtaining KPMG's attestation as to management's report on internal control. In addition, the Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement with senior management and the Company's independent registered public accounting firm prior to public release. The Committee also periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

      The Committee also reviewed and approved, in advance, all fees paid to the independent registered public accounting firm, including those described in the Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees."

      Throughout the year the Audit Committee monitors matters related to the independence of KPMG LLP. In discharging its oversight responsibility as to the audit process, as part of its monitoring activities, the Audit Committee obtained from the Company's independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"). In concluding that the independent registered public accounting firm is independent, the Committee concluded, among other things, that the non-audit services provided by KPMG LLP did not compromise their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Committee has adopted additional policies to ensure the independence of the independent registered public accounting firm, such as prior committee approval of non-audit services and rotation of the lead audit partner.

      Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2005. The Committee also appointed KPMG LLP to be the Company's independent registered public accounting firm for fiscal year 2006, subject to Shareholder ratification, and additionally appointed Fust Charles Chambers, LLP to perform the internal audit function for the Company for fiscal year 2006.

                               Dale F. Eck (Chair)
                                 James G. Gould
                               Matthew S. Robison

                          CERTAIN RELATED TRANSACTIONS

      David M. Ferrara, Secretary and General Counsel of the Company, is a member in the law firm of Bond, Schoeneck & King, PLLC, which has rendered and continues to render legal services to the Company. During the fiscal year ended June 30, 2005, the Company paid Bond, Schoeneck & King, PLLC $305,936 for services rendered and for related disbursements.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it and written representations of Reporting Persons with respect to the fiscal year ended June 30, 2005, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2005, except as follows: A Form 4 reporting a single stock option grant transaction for each of Messrs. Burdick, Corkin, Eck, Gerst, Gould, Porcello, Robison, Ross, Sala, Thygesen, and Wilemon and Ms. Tewksbury was not filed on a timely basis, but was filed promptly upon discovery of the omission.

                                  MISCELLANEOUS

Other Matters

      As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to ensure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Shareholders are urged to send their proxies without delay.

                              SHAREHOLDER PROPOSALS

      In order for a Shareholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 2006 Annual Meeting of Shareholders, such proposal must be received by the Company by May 19, 2006 and must satisfy the conditions established by the SEC for such proposals.

      Matters which shareholders wish to present for action at the 2006 Annual Meeting of Shareholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8 under the Exchange Act) must be received by the Company at least 45 days before the date on which the Company mails its proxy materials for the 2006 Annual Meeting or, if the Company changes the date of the 2006 Annual Meeting by more than 30 days from the corresponding date for the 2005 Annual Meeting, a reasonable time before the Company mails its proxy materials.

                                                   David M. Ferrara
                                                   Secretary and General Counsel

Date: September 19, 2005
East Syracuse, New York

PROXY                             ANAREN, INC.                             PROXY

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               THIS IS YOUR PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN, INC.

      The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") to be held at Anaren Ceramics, Inc., 27 Northwestern Drive, Salem, New Hampshire on Thursday, November 3, 2005 at 9:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Carl W. Gerst, Jr. and David M. Ferrara and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.01 par value, of Anaren, Inc. held of record by the undersigned on September 12, 2005 at the Annual Meeting of Shareholders, or any adjournment thereof. If any nominee for Director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

                (Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF DIRECTORS  AND
"FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

ITEM 1: ELECTION OF DIRECTORS

        FOR all nominees.                   WITHHOLD AUTHORITY for all nominees.
        ___                                 ___

FOR ALL EXCEPT
(See instructions below)

Nominees: Lawrence A. Sala, Robert U. Roberts, Dr. David Wilemon

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

ITEM 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        For: ______             Against: ______              Abstain: ______

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR ITEM 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.


                                              ----------------------------------
                                              Signature of Stockholder

                                              Date:
                                              ----------------------------------

                                              ----------------------------------
                                              Signature of Stockholder

                                              Date:
                                                    ----------------------------

                                              Note: Please sign exactly as your
                                              name or names appear on this
                                              Proxy. When shares are held
                                              jointly, each holder should sign.
                                              When signing as executor,
                                              administrator, attorney, trustee
                                              or guardian, please give full
                                              title as such. If the signer is a
                                              corporation, please sign full
                                              corporate name by duly authorized
                                              officer, giving full title as
                                              such. If signer is a partnership,
                                              please sign in partnership name by
                                              authorized person.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                  ANAREN, INC.

                                November 3, 2005

Company Number                           Account Number
               --------------                            ---------------------

                           PROXY VOTING INSTRUCTIONS

MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

                                      -or-

TELEPHONE
Please call toll-free 1-800-PROXIES (1-800-776-9437) from any touch tone telephone and follow the instructions. Have your proxy card available when you call.

                                      -or-

INTERNET
Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.